Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL

OFFICER OF HOLLYFRONTIER CORPORATION

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying report on Form 10-Q for the quarterly period ended June 30, 2011 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas S. Aron, Chief Financial Officer of HollyFrontier Corporation (the “Company”) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 8, 2011	/s/ Douglas S. Aron
Douglas S. Aron
Executive Vice President and
Chief Financial Officer